UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest events reported)      November 3, 2003
                                                     --------------------------
                                                      (September 30, 2003)
                                                     --------------------------



  Commission    Name of Registrants, State of Incorporation,   I.R.S. Employer
 File Number    Address and Telephone Number                  Identification No.
------------    --------------------------------------------  ------------------

  333-32170     PNM Resources, Inc.                               85-0468296
                (A New Mexico Corporation)
                Alvarado Square
                Albuquerque, New Mexico  87158
                (505) 241-2700

   1-6986       Public Service Company of New Mexico              85-0019030
                (A New Mexico Corporation)
                Alvarado Square
                Albuquerque, New Mexico  87158
                (505) 241-2700



                         ______________________________

              (Former name, former address and former fiscal year,
                          if changed since last report)



Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of September 2003 and 2002 and the nine months ended September 2003 and 2002 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.


                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                        Month Ended         Nine Months Ended
                                       September 30,           September 30,
                                   ---------------------- ---------------------
                                      2003        2002       2003       2002
                                   ----------- ---------- ---------- ----------
Electric Service:


Energy Sales - MWh (in thousands)
     Retail                               622        626      5,594      5,636
     Wholesale
         Long Term Sales                  314         47      1,793        669
         Forward Sales                    391         48      2,580        946
         Short Term Sales                 402        685      4,324      5,623
                                   ----------- ---------- ---------- ----------

         Total Wholesale Sales          1,107        780      8,697      7,238
                                   ----------- ---------- ---------- ----------


         Total Energy Sales             1,729      1,406     14,291     12,874
                                   =========== ========== ========== ==========


Weather:

Heating and Cooling Days - Albuquerque, NM

     The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value
     (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

         HDD                                1         13      2,163      2,229
                                   =========== ========== ========== ==========

         CDD                              176        145      1,645      1,534
                                   =========== ========== ========== ==========


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SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PNM RESOURCES, INC. AND
                                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                                  ----------------------------------------------
                                                   (Registrant)


Date:  November 3, 2003                        /s/ Robin A. Lumney
                                  ----------------------------------------------
                                                 Robin A. Lumney
                                            Vice President, Controller
                                           and Chief Accounting Officer
                                  (Officer duly authorized to sign this report)


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